UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 23, 2024

BLACKROCK TCP CAPITAL CORP.
(Exact name of registrant as specified in its charter)

Delaware	814-00899	56-2594706
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

2951 28th Street, Suite 1000
Santa Monica, California 90405
(Address of principal executive offices)

(Registrant’s telephone number, including area code): (310) 566-1000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	TCPC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR§ 240. 12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.

On September 6, 2023, BlackRock TCP Capital Corp., a Delaware corporation (“TCPC”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with BlackRock Capital Investment Corporation, a Delaware corporation (“BCIC”), BCIC Merger Sub, LLC (f/k/a Project Spurs Merger Sub, LLC), a Delaware limited liability company and an indirect wholly-owned subsidiary of TCPC (“Merger Sub”), BlackRock Capital Investment Advisors, LLC, a Delaware limited liability company (“BCIA”), the external adviser to BCIC and Tennenbaum Capital Partners, LLC, a Delaware limited liability company and wholly-owned subsidiary of BCIA, the external adviser to TCPC (“TCP” and, collectively with BCIA, the “Advisers”).  The Merger Agreement was amended and restated on January 10, 2024.

The Merger Agreement provides that, at the effective time, BCIC shall merge with and into Merger Sub, and the separate existence of BCIC shall cease and Merger Sub shall be the surviving company of the Merger and shall continue its existence under Delaware law (the “Merger”).

As of the date of this Current Report on Form 8-K (the “Current Report”), two stockholder demand letters have been sent to BCIC and the BCIC Board.  These letters allege the two stockholders’ respective beliefs that the registration statement filed on Form N-14 with respect to the Merger contains materially misleading and incomplete statements. The definitive joint proxy statement / prospectus of BCIC and TCPC contained therein is referred to as the “Joint Proxy Statement.”

BCIC has informed TCPC of the following: BCIC believes these claims are without merit. However, in an attempt to reduce the costs, risks and uncertainties inherent in potential litigation, BCIC has determined to voluntarily supplement the Joint Proxy Statement as described in this Current Report. Nothing in this Current Report shall be deemed an admission of the legal necessity or materiality of any of these disclosures under applicable law. Rather, BCIC and the BCIC Board specifically deny all allegations in the stockholder letters that any additional disclosure was or is required.

ON THE RECOMMENDATION OF THE SPECIAL COMMITTEE OF THE TCPC BOARD, COMPRISED OF ALL OF THE INDEPENDENT DIRECTORS, THE TCPC BOARD CONTINUES TO UNANIMOUSLY RECOMMEND THAT TCPC STOCKHOLDERS VOTE “FOR” THE MERGER PROPOSAL (AS DEFINED IN THE JOINT PROXY STATEMENT).

These supplemental disclosures will not affect the merger consideration to be received by TCPC stockholders in connection with the Merger or the timing of the special meeting of TCPC stockholders to be held virtually on Thursday, March 7, 2024 at 2:00 p.m. Eastern Time (the “Special Meeting”).

Supplemental Disclosures

The following disclosures supplement the disclosures contained in the Joint Proxy Statement and should be read in conjunction with the disclosures contained in the Joint Proxy Statement, which should be read carefully and in its entirety before authorizing a proxy to vote. All page references are to pages in the Joint Proxy Statement, and terms used below have the meanings set forth in the Joint Proxy Statement.

The last full paragraph on p. 46 in the “Background of the Merger” section is supplemented as follows:

The BCIC Special Committee was formed to consider strategic alternatives including an affiliated merger, which may present conflicts for interested directors. The BCIC Special Committee has been delegated broad authority to engage such financial and legal advisors and take such actions as are necessary to evaluate strategic options available to the company. The BCIC Special Committee is expected to remain in place through the closing and its members receive per-meeting based compensation, as determined by the BCIC Special Committee.

The section captioned “Prospective Financial Information Provided by TCP and BCIA” on page 61 is supplemented as follows:

BCIA, on behalf of BCIC, provided the BCIC Special Committee, the BCIC Board and the BCIC Special Committee’s financial advisor, KBW, with the following forecasts and projections of BCIC and TCPC, which were used by KBW in performing dividend discount analyses for TCPC and BCIC in connection with KBW’s opinion, as more fully described below in the section entitled “—Opinion of the Financial Advisor to the BCIC Special Committee:”

•	Estimated future quarterly dividends of TCPC through December 31, 2026, which were estimated to be $0.34 per share consistent with current practice;

•	Estimated future quarterly dividends of BCIC through December 31, 2026, which were estimated to be $0.10 per share consistent with current practice;

•	Estimated NAV per share of TCPC of $13.60 as of December 31, 2026; and

•	Estimated NAV per share of BCIC of $4.54 as of December 31, 2026.

The second paragraph on page 76 captioned “All Selected Transactions” and the subsequent table are hereby supplemented as follows:

The low, 25th percentile, median, average, 75th percentile and high multiples for the selected transactions excluded the price-to-LTM NII per share multiples of the Portman Ridge Finance Corp/OHA Investment Corp, East Asset Management, LLC/Rand Capital Corporation and PennantPark Floating Rate Capital Ltd./MCG Capital Corporation transactions, which multiples were considered to be not meaningful because they were negative or greater than 40x.

The following disclosure supplements the third sentence in the paragraph captioned “Dividend Discount Analysis of BCIC” on page 77:

The discount rates ranging from 10.6% to 12.6% were selected taking into account a capital asset pricing model implied cost of capital calculation.

The following disclosure supplements the third sentence in the paragraph captioned “Dividend Discount Analysis of TCPC” on page 77:

The discount rates ranging from 9.6% to 11.6% were selected taking into account a capital asset pricing model implied cost of capital calculation.

Forward-Looking Statements

This document may contain forward-looking statements that involve substantial risks and uncertainties, including statements which relate to TCPC, BCIC or, following the Merger, the combined company, regarding future events or the future performance or future financial condition of TCPC, BCIC or, following the Merger, the combined company. The forward-looking statements may include statements as to future operating results of TCPC, BCIC or, following the Merger, the combined company and distribution projections; business prospects of TCPC, BCIC or, following the Merger, the combined company. The use of words such as “anticipate,” “believe,” “expect,” “seek,” “plan,” “should,” “plan,” “estimate” “project,” and “intend” and similar expressions indicate forward-looking statements, although not all forward-looking statements include these words.  Certain factors could cause actual results and conditions to differ materially from those projected, including the uncertainties associated with (i) the timing or likelihood of the Merger closing; (ii) the expected synergies and savings associated with the Merger; (iii) the ability to realize the anticipated benefits of the Merger, including the expected accretion to net investment income and the elimination or reduction of certain expenses and costs due to the Merger; (iv) the percentage of BCIC and TCPC stockholders voting in favor of the proposals submitted for their approval; (v) the possibility that competing offers or acquisition proposals will be made; (vi) the possibility that any or all of the various conditions to the consummation of the Merger may not be satisfied or waived; (vii) risks related to diverting management’s attention from ongoing business operations; (viii) the risk that stockholder litigation in connection with the Merger may result in significant costs of defense and liability; (ix) changes in the economy, financial markets and political environment, including the impacts of inflation and rising interest rates; (x) risks associated with possible disruption in the operations of BCIC and TCPC or the economy generally due to terrorism, war or other geopolitical conflict (including the current conflict between Russia and Ukraine), natural disasters or public health crises and epidemics; (xi) future changes in laws or regulations (including the interpretation of these laws and regulations by regulatory authorities); (xii) conditions in BCIC’s and TCPC’s operating areas, particularly with respect to business development companies or regulated investment companies; and (xiii) other considerations that may be disclosed from time to time in BCIC’s and TCPC’s publicly disseminated documents and filings. TCPC has based the forward-looking statements included in this Current Report on Form 8-K on information available to it on the date hereof, and it assumes no obligation to update any such forward-looking statements. Although TCPC undertakes no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that they may make directly to you or through reports that TCPC in the future may file with the Securities and Exchange Commission (“SEC”), including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

Additional Information and Where to Find It

 The Joint Proxy Statement and the Registration Statement each contain important information about BCIC, TCPC, the Merger and related matters. This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. STOCKHOLDERS OF TCPC ARE URGED TO READ THE JOINT PROXY STATEMENT AND REGISTRATION STATEMENT, AND OTHER DOCUMENTS THAT ARE FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT BCIC, TCPC, THE MERGER AND RELATED MATTERS. Investors and security holders will be able to obtain the documents filed with the SEC free of charge at the SEC’s website, http://www.sec.gov and, for documents filed by TCPC, from TCPC’s website at http://www.tcpcapital.com.

Participants in the Solicitation

BCIC, its directors, certain of its executive officers and certain employees and officers of BCIA and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of BCIC is set forth the Joint Proxy Statement. TCPC, its directors, certain of its executive officers and certain employees and officers of  TCP and its affiliates may be deemed to be participants in the solicitation of proxies in connection with the Merger. Information about the directors and executive officers of TCPC is set forth in the Registration Statement. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the BCIC stockholders in connection with the Merger are contained in the definitive Joint Proxy Statement. These documents may be obtained free of charge from the sources indicated above.

No Offer or Solicitation

This Current Report is not, and under no circumstances is it to be construed as, a prospectus or an advertisement and the communication of this Current Report is not, and under no circumstances is it to be construed as, an offer to sell or a solicitation of an offer to purchase any securities in TCPC, BCIC or in any fund or other investment vehicle the Advisers and their affiliates.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report to be signed on its behalf by the undersigned hereunto duly authorized.

February 23, 2024

BLACKROCK TCP CAPITAL CORP.
	By:	/s/ Rajneesh Vig
	Name:	Rajneesh Vig
	Title:	Chief Executive Officer and Chairman of the Board